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                                                                   EXHIBIT 10.06

                FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER


     This First Amendment to Agreement and Plan of Merger is made and entered into as of the 25th day of September, 1998, by and among AFC Enterprises, Inc., a Minnesota corporation (the "Buyer"), AFC Franchise Acquisition Corp., a Delaware corporation (the "Acquisition Company"), and Cinnabon International, Inc., a Delaware corporation (the "Company").

                                   RECITALS
                                   --------

     On August 13, 1998, the Buyer, the Acquisition Company and the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") setting forth the terms and conditions of a merger of the Acquisition Company with and into the Company (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement). Pursuant to
Section 2.9(a) of the Merger Agreement, the Closing of the Merger is to occur no later than September 28, 1998. The parties desire to extend the Closing Date to October 7, 1998.

                                   AGREEMENT
                                   ---------

     In consideration for the mutual covenants and conditions hereinafter set forth and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto hereby mutually agree as follows:

     1. Section 2.9 (a) of the Merger Agreement is hereby amended by changing the date "September 28, 1998" as it appear therein to "October 7, 1998."

     2. Except as amended hereby, the Merger Agreement is ratified, approved and confirmed as originally executed by the parties hereto.

     3. This Amendment may be executed in counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

Attest:                          CINNABON INTERNATIONAL, INC.


                                 By:
-----------------------------       --------------------------------
                                 Name:
                                 Title:


Attest:                          AFC ENTERPRISES, INC.


                                 By:
-----------------------------       --------------------------------
Kenneth S. Kaplan, Assistant        Samuel N. Frankel, Executive
  Secretary                           Vice President


Attest:                          AFC FRANCHISE ACQUISITION CORP.


                                 By:
-----------------------------       --------------------------------
Kenneth S. Kaplan, Assistant        Samuel N. Frankel, Executive
  Secretary                           Vice President: